UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2004

American Woodmark Corporation®

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	0-14798 (Commission File Number)	54-1138147 (IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia (Address of principal executive offices)	22601 (Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

American Woodmark Corporation

ITEM 5.	OTHER EVENTS

On February 24, 2004, the Registrant issued a press release announcing results for the third quarter ended January 31, 2004 and declaring a quarterly cash dividend to shareholders. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(C)	Exhibits.

99.1 The Registrant’s Press Release dated February 24, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION (Registrant)

/s/ Dennis M. Nolan, Jr.	/s/ Kent B. Guichard
Dennis M. Nolan, Jr. Corporate Controller	Kent B. Guichard Senior Vice President, Finance and Chief Financial Officer

Date: February 24, 2004	Date: February 24, 2004

Signing on behalf of the registrant and as principal accounting officer	Signing on behalf of the registrant and as principal financial officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	The Registrant’s Press Release dated February 24, 2004